SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported) ..............October 17, 2001




                        FIELDPOINT PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)




         0-9435                                          84-0811034
         ------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)



        1703 Edelweiss Drive                                78613
        --------------------                                -----
         Cedar Park, Texas                               (Zip Code)
         -----------------
(Address of principal executive offices)



        Registrant's telephone number, including area code (512) 250-8692

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

         FieldPoint Petroleum Corporation (The Company) consummated the purchase of a 89.96% working interest representing a 73.27% net revenue interest in The Ona NW Unit located in Texas County Oklahoma, from Ensign Oil & Gas. The Company paid $733,463.75 cash consideration for the lease rights and related equipment.

         Closing of the acquisition took place on October 17, 2001, with the effective date being October 1, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

(a)      Financial Statements - to be filed by amendment to this 8-K.

(b)      Exhibits

99.2     Press Release dated October 17, 2001





                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FieldPoint Petroleum Corporation
                                            (Registrant)

                                            By: /s/ Ray D. Reaves
                                                -----------------
                                                President

Dated: October 26, 2001